                                                                    Exhibit 99.1


                        CIT Equipment Collateral 2005-VT1
                            Monthly Servicing Report

                                                Determination Date:     06/16/05
                                                Collection Period:      05/31/05
                                                Payment Date:           06/20/05

I.   AVAILABLE FUNDS

     A.  Available Pledged Revenues

         a. Scheduled Payments Received                                                   $27,572,049.01
         b. Liquidation Proceeds Allocated to Owner Trust                                     128,744.81
         c. Required Payoff Amounts of Prepaid Contracts                                      661,009.75
         d. Required Payoff Amounts of Purchased Contracts                                     20,537.76
         e. Proceeds of Clean-up Call                                                               0.00
         f. Investment Earnings on Collection Account and Note Distribution Account                 0.00
                                                                                          --------------
                                            Total Available Pledged Revenues =            $28,382,341.33

     B.  Determination of Available Funds

         a. Total Available Pledged Revenues                                              $28,382,341.33
         b. Servicer Advances                                                               1,992,301.08
         c. Recoveries of  prior Servicer Advances                                         (3,010,043.33)
         d. Withdrawal from Cash Collateral Account                                                 0.00
                                                                                          --------------
                                            Total Available Funds =                       $27,364,599.08
                                                                                          ==============

II.  DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS

        1.  Servicing Fee                                                                     451,718.65

        2.  Class A-1 Note Interest Distribution                      358,896.21
            Class A-1 Note Principal Distribution                  22,573,609.01
                      Aggregate Class A-1 distribution                                     22,932,505.22

        3.  Class A-2 Note Interest Distribution                      726,933.33
            Class A-2 Note Principal Distribution                           0.00
                      Aggregate Class A-2 distribution                                        726,933.33

        4.  Class A-3 Note Interest Distribution                      724,433.33
            Class A-3 Note Principal Distribution                           0.00
                      Aggregate Class A-3 distribution                                        724,433.33

        5.  Class A-4 Note Interest Distribution                      338,154.33
            Class A-4 Note Principal Distribution                           0.00
                      Aggregate Class A-4 distribution                                        338,154.33

        6.  Class B Note Interest Distribution                         55,425.88
            Class B Note Principal Distribution                       550,575.83
                      Aggregate Class B distribution                                          606,001.71

        7.  Class C Note Interest Distribution                         50,351.57
            Class C Note Principal Distribution                       489,400.74
                      Aggregate Class C distribution                                          539,752.31

        8.  Class D Note Interest Distribution                         95,071.72
            Class D Note Principal Distribution                       856,451.30
                      Aggregate Class D distribution                                          951,523.02

        9.  Deposit to the Cash Collateral Account                                                  0.00

        10. Amounts in accordance with the CCA Loan Agreement                                  93,577.18

        11. Remainder to the holder of the equity certificate                                       0.00
                                                                                          --------------
                                            Collection Account Distributions =             27,364,599.08
                                                                                          ==============
     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

        1. Payment due on the Senior Loan                                                   2,034,851.35

        2. Payment due on the Holdback                                                         93,811.15

        3. Payment to the Depositor                                                                 0.00
                                                                                          --------------
                                            Cash Collateral Account Distributions =         2,128,662.50
                                                                                          ==============

     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT      Collection Account Distributions =        0.00
                                                                                                 ----
                                                                                                 ----



III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

-----------------------------------------------------------------------------------------------------
        Distribution                     Class A-1       Class A-2       Class A-3       Class A-4
           Amounts                         Notes           Notes           Notes           Notes
-----------------------------------------------------------------------------------------------------
     1.       Interest Due               358,896.21      726,933.33      724,433.33      338,154.33
     2.       Interest Paid              358,896.21      726,933.33      724,433.33      338,154.33
     3.    Interest Shortfall                  0.00            0.00            0.00            0.00
             ((1) minus (2))
     4.      Principal Paid           22,573,609.01            0.00            0.00            0.00

     5. Total Distribution Amount     22,932,505.22      726,933.33      724,433.33      338,154.33
             ((2) plus (4))

-----------------------------------------------------------------------------------------------------
        Distribution                      Class B         Class C         Class D      Total Offered
           Amounts                         Notes           Notes           Notes           Notes
-----------------------------------------------------------------------------------------------------
     1.       Interest Due                55,425.88       50,351.57       95,071.72    2,349,266.37
     2.       Interest Paid               55,425.88       50,351.57       95,071.72    2,349,266.37
     3.    Interest Shortfall                  0.00            0.00            0.00            0.00
             ((1) minus (2))
     4.     Principal Paid               550,575.83      489,400.74      856,451.30   24,470,036.88

     5. Total Distribution Amount        606,001.71      539,752.31      951,523.02   26,819,303.25
            ((2) plus (4))

IV.  Information Regarding the Securities

     A. Summary of Balance Information

---------------------------------------------------------------------------------------------------------
                           Applicable  Principal Balance  Class Factor   Principal Balance  Class Factor
                Class       Coupon          Jun-05           Jun-05           May-05           May-05
                             Rate        Payment Date     Payment Date     Payment Date     Payment Date
---------------------------------------------------------------------------------------------------------
        a. Class A-1 Notes  3.0728%      108,093,114.88     0.52728       130,666,723.89      0.63740
        b. Class A-2 Notes  3.7600%      232,000,000.00     1.00000       232,000,000.00      1.00000
        c. Class A-3 Notes  4.1200%      211,000,000.00     1.00000       211,000,000.00      1.00000
        d. Class A-4 Notes  4.3600%       93,070,000.00     1.00000        93,070,000.00      1.00000
        e.  Class B Notes   4.0900%       15,711,295.48     0.86899        16,261,871.31      0.89944
        f.  Class C Notes   4.1800%       13,965,595.99     0.86905        14,454,996.73      0.89950
        g.  Class D Notes   4.5100%       24,439,792.98     0.86913        25,296,244.28      0.89959

        h. Total Offered Notes           698,279,799.33                   722,749,836.21

     B. Other Information

-----------------------------------------------------------------------------
                                      Scheduled           Scheduled
                                  Principal Balance    Principal Balance
               Class                   Jun-05               May-05
                                    Payment Date         Payment Date
-----------------------------------------------------------------------------
          Class A-1 Notes          112,560,421.12        134,866,138.42

---------------------------------------------------------------------------------------------------------------
                                              Target          Class                 Target           Class
                          Class         Principal Balance     Floor            Principal Amount      Floor
           Class        Percentage            Jun-05         Jun-05                 May-05           May-05
                                           Payment Date    Payment Date          Payment Date     Payment Date
---------------------------------------------------------------------------------------------------------------
          Class A        92.25%           644,163,114.88                        666,736,723.90
          Class B         2.25%            15,711,295.48        0.00             16,261,871.31         0.00
          Class C         2.00%            13,965,595.99        0.00             14,454,996.72         0.00
          Class D         3.50%            24,439,792.98        0.00             25,296,244.27         0.00

V.   PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

        1. Principal Balance of Notes and Equity Certificates                        722,749,836.21
           (End of Prior Collection Period)
        2. Contract Pool Principal Balance (End of Collection Period)                698,279,799.33
                                                                                    ----------------
           Total monthly principal amount                                             24,470,036.88

     B. PRINCIPAL BREAKDOWN                                         No. of Accounts
                                                                    ---------------
                1. Scheduled Principal                                   61,293       23,450,929.26
                2. Prepaid Contracts                                        105          658,407.53
                3. Defaulted Contracts                                       42          340,162.33
                4. Contracts purchased by CIT Financial USA, Inc.             1           20,537.76
                                                                    --------------------------------
                Total Principal Breakdown                                61,441       24,470,036.88


VI.  CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                   ------------------------------------------------
                                                      Original           Jun-05          May-05
                                                        Pool          Payment Date    Payment Date
                                                   ------------------------------------------------
        1. a. Contract Pool Balance                803,339,897.82    698,279,799.33  722,749,836.21
           b. No of Contracts                              61,944            61,293          61,441
           c. Pool Factor

        2. Weighted Average Remaining Term                  37.70             34.49           35.28

        3. Weighted Average Original Term                   45.00


     B. DELINQUENCY INFORMATION

                             ---------------------------------------------------------------------
                                  % of        % of Aggregate
                                              Required Payoff     No. Of      Aggregate Required
                                Contracts          Amount        Accounts       Payoff Amounts
                             ---------------------------------------------------------------------
        1. Current                96.29%          97.38%          59,018        684,407,673.08
           31-60 days              1.81%           1.65%           1,107         11,624,603.35
           61-90 days              0.64%           0.41%             393          2,911,660.00
           91-120 days             0.39%           0.18%             242          1,293,151.01
           120+ days               0.87%           0.36%             533          2,563,319.35

             Total Delinquency   100.00%         100.00%          61,293        702,800,406.79

        2. Delinquent Scheduled Payments:

           Beginning of Collection Period                   5,538,349.71
           End of Collection Period                         4,520,607.46
                                                           -------------
              Change in Delinquent Scheduled Payments      (1,017,742.25)

     C. DEFAULTED CONTRACT INFORMATION

        1. Required Payoff Amount on Defaulted Contracts      340,162.33
        2. Liquidation Proceeds received                      128,744.81
                                                           -------------
        3. Current Liquidation Net Loss Amount                211,417.52

        4. Cumulative Reported Net Losses                     686,328.94

           Cumulative Net Loss Ratio                              0.0263%

           Cummlative Net Loss Trigger                            0.5000%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

        1. Opening Servicer Advance Balance                 5,538,349.71
        2. Current Period Servicer Advance                  1,992,301.08
        3. Recoveries of prior Servicer Advances           (3,010,043.33)
                                                           -------------
        4. Ending Servicer Advance Balance                  4,520,607.46

     B. CASH COLLATERAL ACCOUNT

        1. Opening Cash Collateral Account                                       56,013,112.31

        2. Deposit from the Collection Account                                       93,577.18

        3. Investment Earnings.                                                     138,657.46

        4. Withdrawals from the Cash Collateral Account                                   0.00

        5. Ending Cash Collateral Account Balance before Distributions           56,245,346.95

        6. Required Cash Collateral Account Amount                               54,116,684.45

        7. Cash Collateral Account Surplus                                        2,128,662.50

           Distribution of CCA
           a. Senior Loan Interest                                                 (138,423.49)
           b. Senior Loan Principal                                              (1,896,427.86)
           c. Holdback Amount Interest                                              (93,811.15)
           d. Holdback Amount Principal                                                   0.00
                                                                                 -------------
        9. Total Distribution                                                    (2,128,662.50)

       10. Ending Cash Collateral Account Balance after Distributions            54,116,684.45

     C. OTHER RELATED INFORMATION

        1. Discount Rate                                          2.8380%

        2. Life to Date Prepayment (CPR)                          5.2319%

        3. Life to Date Substitutions:

           a. Prepayments                          0.00

           b. Defaults                             0.00

     ------------------------------------------------------------------------------
                                                    Jun-05            May-05
                   Item                           Payment Date      Payment Date
     ------------------------------------------------------------------------------
        4. a. Senior Loan                        22,496,571.32      24,392,999.18
           b. Holdback Amount                    31,129,421.05      31,129,421.05

        5. Applicable Rates for the Interest Period:
           a. Libor Rate for the Interest Period        3.0900%
           b. Senior Loan Interest Rate                 6.5900%
           c. Holdback Amount Interest Rate             9.0900%

        6. DELINQUENCY, NET LOSSES AND CPR HISTORY

           ------------------------------------------------------------------------------------------------------------
                                   % of                    % of                    % of                 % of
                                Aggregate                Aggregate               Aggregate            Aggregate
                             Required Payoff         Required Payoff          Required Payoff      Required Payoff
                                 Amounts                 Amounts                  Amounts               Amounts
            Collection
              Periods      31-60 Days Past Due     61-90 Days Past Due     91-120 Days Past Due    120+ Days Past Due
           ------------------------------------------------------------------------------------------------------------

           ------------------------------------------------------------------------------------------------------------
             05/31/05             1.65%                   0.41%                    0.18%                 0.36%
             04/30/05             1.69%                   0.37%                    0.28%                 0.23%
             03/31/05             1.70%                   0.77%                    0.29%                 0.01%
           ------------------------------------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------
            Collection       Cumulative Net            Monthly Net
              Month         Loss Percentage               Losses                 LTD CPR
           ----------------------------------------------------------------------------------

           ----------------------------------------------------------------------------------
              May-05             0.026%                 211,417.52                 5.23%
             April-05            0.014%                 109,098.87                 5.58%
             March-05            0.046%                 365,812.55                 7.35%
           ----------------------------------------------------------------------------------